EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Stewart Asbury III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Chatsworth Data Solutions, Inc. on Form 10-KSB/A for the fiscal year ended January 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of Chatsworth Data Solutions, Inc.

Date: October 19, 2007	/s/ J. Stewart Asbury, III
J. Stewart Asbury III Chief Executive Officer and President